American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Discovery Fund
Supplement dated November 20, 2018 ■ Summary Prospectus and Prospectus dated April 1, 2018

Effective November 20, 2018, the Y Class will be closed to all investments, except reinvested dividends and capital gains distributions.

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